COMMITMENT AGREEMENT

     This  COMMITMENT  AGREEMENT  ("Agreement") is made as of November 21, 2005,
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between  Private Trading Systems, Inc., a Nevada corporation (the "Company") and
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Terence P. Ramsden ("Ramsden"), an individual, or an entity owned and controlled by Ramsden, as a past and, potentially, future investor in the Company (collectively, the "Investor").
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                                   BACKGROUND

     Investor  desires to invest funds as more fully defined in Section 1 in the
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Company  provided  the  Company  meets  a  certain  milestone.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

       1. CAPITAL INVESTMENT. Within 90 days of the occurrence of the shares of the Company's common stock being listed on the American Stock Exchange ("AMEX"), the Investor agrees that, upon written notice from the Company and at
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the  sole  discretion of the Company, Investor will deliver US $20,000,000 worth of cash and/or shares of Birchington Investments, Ltd., (collectively, the "Capital Investment") to the Company in exchange for shares of the Company's
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common  stock (the "Stock") in number equal to the quotient obtained by dividing
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the  aggregate  value  of  the  Capital  Investment  actually contributed to the
Company by the fair market value of the Company's common stock as listed on AMEX. The fair market value will be determined by determining the average closing price of the Company's common stock on AMEX for the five consecutive trading days preceding the date on which the Capital Investment is due to the Company.

       2.     INVESTMENT  DISCLOSURE.  The Investor acknowledges and agrees that
(a) the Investor has had access to and an opportunity to review documents, records, reports, and information regarding the Company (the "Documents") that
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such Investor may have reasonably requested, and such Investor has completed its review of such Documents to its satisfaction, and (b) such Investor has had an opportunity to make inquiries of Company as to its financial condition, and to make other such inquiries of the Company that such Investor believes are necessary or appropriate to determine that it desires to enter into this Agreement, without reliance on or any advice, counsel, or persuasion from the Company or its agents or advisors.

       3. INVESTOR'S REPRESENTATIONS. At the time the Capital Investment is made, the Investor will, if requested by the Company, deliver to the Company a standard investment representation letter enabling the Company to secure any and all necessary exemptions from registration under the applicable securities laws.

       4. BINDING NATURE OF AGREEMENT; TRANSFER OF INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns, except that Investor shall not assign, grant a security interest in, or otherwise transfer its rights under this Agreement without the consent of the Company, and any attempted transfer or grant without such consent shall be void and of no force or effect.


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       5.     FURTHER  ASSURANCES.  Each  party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

       6. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the parties to this Agreement and their respective successors and permitted assigns.

       7. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements, and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by the party or parties to be bound.

       8. CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the State of Nevada, notwithstanding any Nevada or other conflict-of-law provisions to the contrary.

       9. INDULGENCES, NOT WAIVERS. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      10. SECTION HEADINGS. The titles of sections and subsections contained in this Agreement are for convenience only. They form no part of this Agreement and they are not to be used in the construction or interpretation of this Agreement.

      11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

      12. PROVISIONS SEVERABLE. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties.


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      13.     CONSTRUCTION.  Each  party  hereto  acknowledges  that  it  was represented by legal counsel (or had the opportunity to be represented by legal counsel but chose not to be represented) in connection with this Agreement and that such party and his, her or its counsel have reviewed and revised this Agreement, or have had an opportunity to do so but chose not to do so, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or any Exhibits or Schedules hereto or thereto.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.



     PRIVATE  TRADING  SYSTEMS,  INC.           TERENCE  P.  RAMSDEN

     /s/  C.  Austin  Burrell                   /s/  Terence  P. Ramsden
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     C.  Austin  Burrell
     Chief  Executive  Officer